Ex99-11

                                        CORPORATE ACCESS NUMBER: 209540673

                                                      Alberta

                                             BUSINESS CORPORATIONS ACT

                                                    CERTIFICATE

                                                        OF

                                                     AMENDMENT

                                               PLAYER RESOURCES LTD.
                           CHANGED ITS NAME TO SENECA ENERGY CANADA INC. ON 2003/09/01.

                                                                                 [GRAPHIC OMITTED
                                                                                  Registrar of
                                                                                  Corporations Seal]

Business Corporations Act                                            ARTICLES OF AMENDMENT
(Alberta)

Section 27 or 1 73

     Name of Corporation:                                          2. Corporate Access Number:

           PLAYER RESOURCES LTD.                                           209540673

3.       The Articles of the above mentioned Corporation are amended as follows:

     Pursuant to Section 173(1)(a) of the Business Corporations Act (Alberta), Item 1 of the Articles of the
     Corporation be and is hereby amended by changing the name of the Corporation from PLAYER RESOURCES LTD. to:

                                             SENECA ENERGY CANADA INC.

                                                                       Transmitted to Alberta Corporation Registry
                                                                       On September 1, 2003 by
                                                                       Gowling Lafleur Henderson LLP Service Provider
                                                                       /s/
                                                                       Accredited Person

4. Date                                            Signature           Title

          September 1, 2003                  /s/                       Telephone Number
                                                                       298-1059

This information is being collected for purposes of corporate registry records in accordance with the Business
Corporations Act.  Questions about the collection of this information can be directed to the Freedom of
Information and Protection of Privacy Co-ordinator for Alberta Registries, Research and Program Support, 3rd
Floor, Commerce Place, 10155 - 102 Street, Edmonton.  Alberta T5J 4L4, (780) 422-7330,

         #961434vl